UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2009


                                  TIFFANY & CO.
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               (Exact name of registrant as specified in charter)


         DELAWARE                       1-9494               13-3228013
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(State or Other Jurisdiction         (Commission           (IRS Employer
      of Incorporation)              File Number)        Identification No.)


        727 FIFTH AVENUE, NEW YORK, NEW YORK                   10022
---------------------------------------------------      -----------------------
     (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 755-8000


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01.  Other Events.

On April 9, 2009, Registrant issued $50,000,000 of its 10.00% Series A Senior Notes due April 9, 2018 in a transaction exempt from the registration requirements of the Securities Act of 1933. The proceeds of the Notes will be used to refinance existing indebtedness and for general corporate purposes. The Note Purchase and Private Shelf Agreement requires lump sum repayments upon maturity and includes specific financial covenants and ratios and limits certain payments, investments and indebtedness, in addition to other requirements customary to such borrowings. The Note Purchase and Private Shelf Agreement is filed as an exhibit hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(d)         Exhibits

            10.159 Form of Note Purchase and Private Shelf Agreement dated as of April 9, 2009 by and between Registrant and various institutional note purchasers with respect to Registrant's $50 million principal amount 10% Series A Senior Notes due April 9, 2018 and up to $100 million Private Shelf Facility.

            10.160 Guaranty Agreement dated April 9, 2009 with respect to the Note Purchase and Private Shelf Agreement (see Exhibit 10.159 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TIFFANY & CO.



Dated: April 13, 2009                       By: /s/ Patrick B. Dorsey
                                                --------------------------------
                                            Name: Patrick B. Dorsey
                                            Title:Senior Vice President
                                                  General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.                Description

10.159                     Form of Note Purchase and Private Shelf Agreement dated as of April 9,
                           2009 by and between Registrant and various institutional note purchasers with respect to Registrant's $50 million principal amount 10% Series A
                           Senior Notes due April 9, 2018 and up to $100 million Private Shelf
                           Facility.


10.160                     Guaranty Agreement dated April 9, 2009 with respect to the Note
                           Purchase and Private Shelf Agreement (see Exhibit 10.159 above) by
                           Tiffany and Company, Tiffany & Co. International and Tiffany & Co.
                           Japan Inc.


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